Exhibit 99.2

Janice W. Newman

New York Bar No. JN-6969 (pro hac vice pending)

7600 NW 84th Avenue

Parkland FL 33067

Tel: (954) 755-9697

Fax: (954) 755-4546

Attorney for

E-SMART TECHNOLOGIES, INC.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Case No. 08-14285-ALG
In re:
Chapter 7 (involuntary)
E-SMART TECHNOLOGIES, INC.,

Alleged Debtor.

E-SMART TECHNOLOGIES, INC.’S

MOTION TO DISMISS INVOLUNTARY BANKRUPTCY PETITION

TO THE HONORABLE ALLAN L. GROPPER, UNITED STATES BANKRUPTCY JUDGE AND ALL PARTIES AND COUNSEL OF RECORD:

E-Smart Technologies, Inc. (“E-Smart”), alleged debtor herein, by its counsel Janice W. Newman, hereby moves for an order dismissing with prejudice the involuntary bankruptcy petition against E-Smart, filed October 30, 2008. This Motion to Dismiss (“Motion”) is made pursuant to Fed. R. Bank. Proc. 1011(b) and Fed. R. Civ. Proc. 12(b), and is supported by this Motion, the Notice of Hearing filed herewith, the Affidavit of Wai Lam Poon in Support of Motion to Dismiss Involuntary Petition (“Poon Affidavit”) filed herewith, the Affidavit of Beverly O’Meally in Support of Motion to Dismiss Involuntary Petition (“O’Meally Affidavit”) filed herewith, the Affidavit of Neil Goteiner in Support of Motion to Dismiss Involuntary Petition (“Goteiner Affidavit”) filed herewith, and the record in this matter before the Court.

INTRODUCTION

On October 30, 2008, counsel for Petitioners filed three separate involuntary petitions against related companies E-Smart, IVI Smart Technologies, Inc. (“IVI”) and Intermarket Ventures, Inc. (“Intermarket”). E-Smart, IVI and Intermarket believe that these three petitions were brought in bad faith as a means for the petitioning creditors to oust current management and to obtain control of the three related companies. These purported “creditors” are in reality disgruntled, opportunistic shareholders and/or former business consultants who appear to be attempting to use the bankruptcy court to litigate their ongoing disputes with the company and to fraudulently wrest control of the company for their own purposes. Petitioner Borwick (a petitioner in the Intermarket matter) admitted that he viewed the bankruptcy petitions as “an opportunity to gain control of the companies. . . .” Goteiner Affidavit, Exh. C. Petitioner Russo (a petitioner in e-Smart and IVI) is currently a defendant in a civil fraud lawsuit brought in Florida by the SEC involving similar allegations of defrauding investors of a company now in Chapter 11, Securities and Exchange Commission v. W. Anthony Huff, Danny L. Pixler, Anthony R. Russo, Otha Ray McCartha and Charles J. Spinelli, Case No. 08-60315-CIV-ZLOCH (S. D. Fla.), where two of his co-defendants have already pled guilty to felonies. O’Meally Affidavit at ¶ 4, and Exh. A. Petitioner Rosenberg, dba Corporate Finance Consultancy (a petitioner in e-Smart, IVI and Intermarket) is a disbarred attorney who has previously been convicted of securities fraud. O’Meally Affidavit at ¶ 5. The same counsel represents petitioners in all three matters.

None of the identified petitioning creditors have “checked” the boxes on the involuntary petition form necessary to allege that the petitions meet the foundational jurisdictional requirements of Bankruptcy Code Section 303(b). Although ordinarily such an oversight would be subject to amendment, here none of the petitioners can truthfully allege that they are eligible to file an involuntary petition because none of the petitioners hold a claim that is not subject to bona fide dispute as to liability or amount. Indeed, despite repeated requests by counsel for IVI, counsel for petitioners has failed to produce any documentation that might support the claims identified in any of the three involuntary petitions. Goteiner Affidavit at ¶¶ 4-5, and Exh. B. Accordingly, for the reasons set forth more fully below, E-Smart respectfully requests that the Involuntary Petition be dismissed with prejudice.

ARGUMENT

The involuntary bankruptcy petition against E-Smart, filed October 30, 2008, must be dismissed for failure to meet the jurisdictional requirements of Section 303 of the Bankruptcy Code. 11 U.S.C. § 303. Although Petitioners filed a form petition, which allows a “checked box” notification of certain allegations, on both the original petition and the amended petition they filed several days later, they failed to check any of the boxes on the form required to establish the jurisdictional basis for filing an involuntary petition under Bankruptcy Code Section 303. In particular, Petitioners failed to allege: (1) that they are eligible to file the petition pursuant to 11 U.S.C. § 303(b); (2) that E-Smart is a person against whom an order for relief may be entered under title 11 of the United States Code; and (3) that E-Smart is generally not paying its debts as they become due.

Even if these fatal flaws did not exist, Petitioners could not allege a bona fide petition. An involuntary petition under Section 303(b) of the Bankruptcy Code may only be filed by (1) three or more creditors, each of whom is a holder of a claim against the debtor that is “not contingent as to liability or the subject of a bona fide dispute as to liability or amount” (a “qualifying claim”) and whose qualifying claims aggregate at least $13,475; or (2) if there are fewer than twelve creditors, by one or more creditors who hold qualifying claims that aggregate at least $13,475 of such claims. 11 U.S.C. § 303(b)(1). The requirement that the claims alleged are not subject to bona fide dispute is jurisdictional; any petitioner seeking to invoke the jurisdiction of the bankruptcy court must demonstrate that its claims are not subject to bona fide dispute at the earliest practicable time:

Any creditor wishing to invoke the bankruptcy court’s jurisdiction in an involuntary case should be required to demonstrate at the earliest practicable point that its petition satisfies [the requirement that the claims are not subject to bona fide dispute.] Otherwise, creditors could, on the basis of relatively untested claims, haul a solvent debtor with whom they have legitimate disputes into bankruptcy court and force it to defend an involuntary proceeding while the bankruptcy court leaves for a later merits determination whether the debtor is even properly before it.

Key Mechanical Inc. v. BDC 56 LLC (In re BDC 56 LLC), 330 F.3d 111, 118-19 (2d Cir. 2003) (petitioner bears the burden of making a prima facie showing that its debts are not subject to bona fide dispute). The Second Circuit applies an objective standard to determine whether a claim is subject to a bona fide dispute. See In re BDC 56 LLC at 118-19. Under the objective standard, the court determines “whether there is an objective basis for either a factual or a legal dispute” about the existence or amount of the alleged debt. Id. at 117-18; see also In re Mountain Dairies, Inc., 372 B.R. 623 (Bankr. S.D.N.Y. 2007). The Court need not resolve the outcome of any dispute; it must only decide whether or not a dispute exists. Id.

Petitioners here cannot demonstrate that the debts they allege are not subject to bona fide dispute as to liability or amount, as required by 11 U.S.C. § 303(b). There is no legal basis for any of the Petitioners to claim they are owed money by E-Smart. No employment, consulting or other contract exists between e-Smart and any of the named Petitioners. Poon Affidavit at ¶ 3. Each Petitioner was paid in full for any work performed for e-Smart and there are no outstanding amounts owed. Poon Affidavit at ¶ 4. With respect to petitioner Russo, e-Smart terminated its relationship with Mr. Russo in early 2008 when it learned that Mr. Russo had been charged by the SEC with involvement in financial fraud. O’Meally Affidavit at ¶¶ 3-4. Similarly, e-Smart terminated its relationship with petitioner Rosenberg in late 2006, when it learned that he had been disbarred and convicted of securities fraud. O’Meally Affidavit at ¶ 5. Although petitioner Lucas has submitted an invoice to e-Smart, e-Smart had no agreement to hire or pay Mr. Lucas for any purpose. Mr. Lucas apparently worked as a subcontractor to Mr. Russo. Poon Affidavit at ¶ 5. The remaining petitioners have not performed any work for e-Smart for which outstanding invoices exist. On the same day they filed the involuntary petition against alleged debtor E-Smart, each of the petitioners filed a separate involuntary petition against E-Smart’s parent, IVI Smart Technologies, Inc. (again without checking any of the allegation boxes) claiming instead to be creditors of that company. Goteiner Affidavit, Exh. A.

Petitioners should not be allowed to litigate their disputes with e-Smart under the guise of a bankruptcy petition. For all of these reasons, and because Petitioners cannot truthfully amend their petition to satisfy the jurisdiction requirements of 11 U.S.C. § 303(b), E-Smart respectfully requests that the petition be dismissed with prejudice, that E-Smart be awarded its costs and reasonable attorneys’ fees under 11 U.S.C. § 303(i)(1), and that the Court retain jurisdiction to award damages and sanctions for filing the petition in bad faith, pursuant to 11 U.S.C. § 303(i)(2) and Bankruptcy Rule 9011.

DATED:	New York, New York	Respectfully submitted,
November 25, 2008
E-SMART TECHNOLOGIES, INC.

		By:	/s/ Janice W. Newman
Janice W. Newman
7600 NW 84th Avenue
Parkland FL 33067
Tel: (954) 755-9697
Fax: (954) 755-4546

Attorney for
E-SMART TECHNOLOGIES, INC.